Ivy Variable Insurance Portfolios

Supplement dated January 25, 2017 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 29, 2016

as supplemented June 8, 2016, September 30, 2016 and October 13, 2016

Effective March 3, 2017, the Prospectus is amended to reflect that the name Ivy VIP Small Cap Value is changed to Ivy VIP Small Cap Core.

Effective March 3, 2017, the following replaces the “Principal Investment Strategies” section for Ivy VIP Small Cap Value:

Principal Investment Strategies

Ivy VIP Small Cap Core seeks to achieve its objective by investing primarily in various types of equity securities of small-capitalization companies that Ivy Investment Management Company (IICO), the Portfolio’s investment manager, believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested, at the time of purchase, in common stocks of small-capitalization companies. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Index at the time of acquisition. As of March 31, 2016, this range of market capitalizations was between approximately $13.78 million and $6.1 billion.

The Portfolio seeks to invest in small-capitalization companies that IICO believes are undervalued relative to their potential for capital appreciation. To identify securities for the Portfolio, IICO primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market and economic environment) and quantitative analyses. IICO primarily determines the estimated value of companies based on a review of cash flow generation, normalized earnings power and/or underlying asset values, but IICO also considers other valuation factors, such as price to earnings and price to book value. The Portfolio emphasizes investment in companies that IICO believes have identifiable catalysts that will help them achieve their estimated potential values. In addition, IICO attempts to diversify the Portfolio’s holdings among sectors, as well as among growth and value companies, in an effort to manage risk and to limit excess volatility. The Portfolio typically holds a limited number of stocks (generally 40 to 60.

IICO typically will sell a stock when, in IICO’s opinion, it reaches an acceptable price relative to its estimated potential value, its fundamental factors have changed or IICO has changed its estimated value due to business performance that is below IICO’s expectations. IICO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Effective March 3, 2017, the following is inserted immediately following the “Principal Investment Risks — Company Risk” section for Ivy VIP Small Cap Value:

∎

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Effective March 3, 2017, the “Principal Investment Risks — Initial Public Offering Risk” section for Ivy VIP Small Cap Value is deleted in its entirety.

Effective immediately, the following replaces the “Portfolio Manager” section for Ivy VIP International Core Equity:

Portfolio Managers

John C. Maxwell, Senior Vice President of IICO, has managed the Portfolio since May 2009, and Catherine Murray, Vice President of IICO, has managed the Portfolio since January 2017.

Effective March 3, 2017, the following replaces the first four paragraphs of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy VIP Small Cap Value” section:

Ivy VIP Small Cap Core: The Portfolio seeks to achieve its objective to provide capital appreciation by investing primarily in various types of equity securities of small-capitalization U.S. and, to a lesser extent, foreign companies, that IICO believes offer the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested, at the time of purchase, in common stocks of small capitalization companies. There is no guarantee, however, that the Portfolio will achieve its objective.

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For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Index at the time of acquisition. As of March 31, 2016, this range of market capitalizations was between approximately $13.78 million and $6.1 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Portfolio also may invest a lesser portion of its assets in securities of mid and large capitalization companies (that is, companies with market capitalizations larger than that defined above).

In selecting securities for the Portfolio, IICO has the ability to invest in growth or value companies, or both, and primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market and economic environment) and quantitative analyses. In selecting stocks and other equity securities, IICO makes an assessment of the current state of the economy, examines various industry sectors, and analyzes individual companies in the small-capitalization universe. IICO primarily focuses on equity securities it believes are underappreciated and are trading at a discount to their future potential value. Underappreciated securities are securities that IICO believes are undervalued relative to a company’s future potential opportunity. In assessing investment opportunities, IICO considers many factors such as cash flow generation and a variety of relative metrics such as a company’s ratio of market price to earnings, ratio of enterprise value to operating cash flow, ratio of market price to book value, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, quality of management and competitive market position.

In selecting securities, IICO also seeks companies with a significant difference between a company’s current market price and its potential market price as estimated by IICO and further considers a company’s industry structure, growth opportunities, management effectiveness, financial leverage, capital discipline, competitive position, product offering, industry cycles and economic variables. The Portfolio typically holds a limited number of stocks (generally 40 to 60), some of which may be offered in IPOs.

Effective March 3, 2017, the following bullet point is inserted as a new bullet point immediately following the “Company Risk” bullet point of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy VIP Small Cap Value — Principal Risks” section and deleted from the “Non-Principal Risks” section:

∎	Growth Stock Risk

Effective March 3, 2017, the following bullet point is inserted as a new bullet point immediately preceding the “Investment Company Securities Risk” bullet point of the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy VIP Small Cap Value — Non-Principal Risks” section and deleted from the “Principal Risks” section:

∎	Initial Public Offering Risk

Effective immediately, the following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP International Core Equity” section:

John C. Maxwell and Catherine Murray are primarily responsible for the day-to-day portfolio management of Ivy VIP International Core Equity. Mr. Maxwell has held his responsibilities since May 27, 2009, when WRIMCO assumed direct investment management responsibilities of the Portfolio from Templeton Investment Counsel, LLC, the Portfolio’s former investment subadviser.

Effective immediately, the following is inserted as a new paragraph immediately following the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP International Core Equity” section:

Ms. Murray has held her Portfolio responsibilities for Ivy VIP International Core Equity since January 2017. She is Vice President of IICO and Vice President of the Trust. Ms. Murray joined Waddell & Reed in 2011 and has served as assistant portfolio manager for other investment companies managed by IICO since 2014. She earned a BA in French and Business Administration (Accounting) from the College of St. Catherine in St. Paul, Minnesota, and holds an MBA with a major in Finance from the Wharton School, University of Pennsylvania.

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